UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 20, 2024
Date of Report (date of earliest event reported)

Cantaloupe, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365		23-2679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 Lindenwood Drive, Suite 405	Malvern	Pennsylvania	19355
(Address of Principal Executive Offices)			(Zip Code)
(610) 989-0340
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTLP	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 20, 2024, Cantaloupe, Inc. (the “Company”) held the Company’s 2025 annual meeting of shareholders (the “Annual Meeting”). The final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting are set forth below.

1. Election of Directors

Each nominee for director was elected, and the voting results were as follows:

Nominee	Votes for	Votes against	Abstentions	Broker Non-Votes
Douglas G. Bergeron	56,123,390	279,547	11,189	8,032,188
Lisa P. Baird	56,120,123	228,433	65,570	8,032,188
Ian Harris	55,156,306	1,247,581	10,239	8,032,188
Jacob Lamm	56,103,881	258,702	51,543	8,032,188
Michael K. Passilla	54,062,313	2,301,848	49,965	8,032,188
Ellen Richey	55,795,589	563,937	54,600	8,032,188
Anne M. Smalling	55,844,640	555,282	14,204	8,032,188
Ravi Venkatesan	56,282,211	119,118	12,797	8,032,188
Shannon S. Warren	56,251,400	137,301	25,425	8,032,188

2. Advisory Vote on named executive officer compensation.

The Company’s shareholders approved, on an advisory basis, the Company’s named executive officer compensation as disclosed in the Company’s proxy statement for the Annual Meeting, and the voting results were as follows:

Votes for	55,756,452
Votes against	563,652
Abstentions	94,022
Broker Non-Votes	8,032,188

3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year ending June 30, 2025.

The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 was approved, and the voting results were as follows:

Votes for	64,301,853
Votes against	123,980
Abstentions	20,481

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Ex. Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cantaloupe, Inc.

Date: November 25, 2024
By: /s/ Anna Novoseletsky
Anna Novoseletsky
Chief Legal & Compliance Officer and General Counsel